As filed with Securities and Exchange Commission on August 31, 2000

                                                        Registration No. 2-66073

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
                   POST-EFFECTIVE AMENDMENT NO. 25               X

                                 and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                           AMENDMENT NO. 25                      X

                             NRM INVESTMENT COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                  ------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (610) 525-0904

                John H. McCoy, President, NRM Investment Company
                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                ------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

___x___ immediately upon filing pursuant to paragraph (b)

_______ on [date] pursuant to paragraph (b)

_______ 60 days after filing pursuant to paragraph (a)(1)

_______ on [date] pursuant to paragraph (a)(1)

_______ 75 days after filing pursuant to paragraph (a)(2)

_______ on [date] pursuant to paragraph (a) of Rule 485

                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 1999 was filed on October 27, 1999, and the notice for the current fiscal year ending August 31, 2000 will be filed no later than October 30, 2000.

                             NRM INVESTMENT COMPANY
                            Rosemont Business Campus
                          Rosemont, Pennsylvania 19010

     NRM Investment Company (the "Company") is a no-load, open-end, diversified investment company that has two principal objectives: one is to obtain interest income exempt from federal income taxes by investing one half or more of all of its assets in tax-exempt obligations; and the other is to obtain non-exempt income by investing up to one half of its assets in commercial debt obligations, or common or preferred shares. To meet the foregoing objectives and at the same time to preserve capital, the Company's investments in exempt securities will have maturities generally not exceeding twenty-five years from date of purchase and generally will be rated "AAA" or better by major rating services. The non-exempt investments will be in shares of companies with large market capitalizations, ($5 billion or more) or in high quality taxable notes and bonds or convertible instruments, which generally, but not exclusively will be rated "A" or better by rating services. The Company employs an experienced and capable investment adviser in a further effort to meet its objectives. See the discussions under "Investment Objectives" and "Management of the Company."

     This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                December 30, 1999
                          (as amended, August 31, 2000)

                                TABLE OF CONTENTS

Summary of Risk and Return; Investments, Risks, and Performance..............  1

Investment Objectives and Strategies.........................................  1

Summary of Principal Risks of Investing in the Fund..........................  2

Bar Chart and Table..........................................................  3

Fees and Expenses of the Company.............................................  5

Investment Objectives, Principal Investments Strategies and Related Risks....  7

Municipal Bonds - Currently Available Securities.............................  8

Municipal Bonds - When Issued Securities.....................................  9

Common and Preferred shares.................................................. 10

Other Investments............................................................ 10

Turnover..................................................................... 11

Risks of Investing in the Fund............................................... 12

Management's Discussion of Fund Performance.................................. 13

Graph........................................................................ 15

Total Return Calculation..................................................... 16

Management of the Company.................................................... 16

Investment Advisor........................................................... 17

Pending Legal Proceedings.................................................... 19

Capital Stock................................................................ 20

Shareholder Information...................................................... 22

Pricing of Shares............................................................ 22

Purchase of Shares........................................................... 22

Redemption of Fund Shares.................................................... 23

Dividends.................................................................... 24

Taxes........................................................................ 24

Financial Highlights......................................................... 28

Application Form............................................................. 29

Terms and Conditions......................................................... 30

                           SUMMARY OF RISK AND RETURN


                       INVESTMENTS, RISKS, AND PERFORMANCE

Investment Objectives and Strategies

     The Fund's objective is to invest no less than fifty-one percent of its assets in municipal bonds. Interest income from municipals is generally exempt from Federal Income tax to the Fund shareholders. (For an exception to the tax-exempt nature of municipal issues, see the discussion under "Taxes" as it relates to "private activity bonds" and the alternative minimum tax.) So long as it invests more than half of its assets in municipals, Fund distributions of interest to its shareholders from these tax-free sources will likewise be free from federal tax.

The Fund's second objective is to obtain non-exempt income. Its directors plan to invest the remaining part of the Fund's assets in stock or other instruments of high quality (according to recognized rating services (see below) United States companies with a market capitalization of at least $5 billion as well as in taxable treasury bonds, and taxable corporate bonds. The directors will not be limited in their investments, however, except as provided by law.

To accomplish the foregoing objectives, the Fund has employed an investment adviser to be aware of and analyze the municipal bond market to recommend advantageous purchases and sales. By so doing, the adviser tries to maintain bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. The same adviser will make recommendations regarding the stock, and corporate and Treasury bonds which generally but not exclusively will be rated "A" or better by major rating services. The adviser for both taxable and non-taxable investments, in part, takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

Summary of Principal Risks of Investing in the Fund

     The risks of investing in the Company's fund include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payment or payment on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases. To the extent the Company invests in securities other than municipal bonds, there is a risk that the businesses in which the Company invests will fail or that general market conditions will lessen the value of its stock or other security, or in the case of equities that the particular issuer will suffer a significant decrease in profits causing a depreciation in market value of its shares. An additional risk peculiar to investing in this Company is that, for the period of 1974 through 1979 the Company operated as a steel company; its waste generation has led to environmental proceedings in the past and one is pending. See "Pending Legal Proceedings." For any of the foregoing reasons or for other risks including those hereafter described, loss of money is a risk of investing in the fund. For a more complete discussion of risks of investing in the fund, see "Risks of Investing in the Fund" later in this prospectus.

                               Bar Chart and Table

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                        NRM Investment Company Bar Chart


              Period: December 31, 1990 through December 31, 1999*

                12/31
                -----
                  90                                               2.56%


                  91                                               4.02%


                  92                                              12.55%


                  93                                               9.60%


                  94                                              (0.21%)


                  95                                              13.03%


                  96                                               4.33%


                  97                                               7.09%


                  98                                               5.68%


                  99                                               -.85%


* First calendar quarter of 2000   -.53%

The highest and lowest results for quarters within the forgoing period are:
+6.33% for the period ending 9/30/91, and -6.26% for the period ending 3/31/93.


                 Average Annual Total Returns for period Ending

                          Past One Year      Past 5 years       Past 10 Years
                          -------------      ------------       -------------
NRM Investment Co.             -.85%             5.76%               5.68%

Lehman Bros. Municipal
  5 YR GO                      0.73%             5.71%               6.22%

FEES AND EXPENSES OF THE COMPANY

     This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.

                         Annual Fund Operating Expenses

The following are expenses that are deducted from Fund Assets:

Management Fees                                 .06%

Other Expenses                                  .36%

Total Annual Fund Operating Expenses            .42%


Example:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   One Year       Three Years      Five Years       Ten Years
   --------       -----------      ----------       ---------
      $4              $13             $23              $53

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS STRATEGIES, and RELATED RISKS

Objectives

     The Company is a no-load, open-end, diversified investment company. It has a two-part objective. For at least fifty-one percent of its assets it will invest in high-grade municipal bonds with intermediate maturities of five to twelve years, and other investment quality instruments whose income is free from Federal Income Tax. The Company plans to invest the rest of the assets in common or preferred shares or other instruments of United States companies, or in taxable notes and bonds or convertible instruments The investment objectives may not be changed without a vote of the holders of a majority of the outstanding shares of the Company.

Strategy

     The Company relies upon the advice of its investment adviser. Regarding municipal bonds, the adviser attempts to maintain bonds, with stated maturities from purchase in the intermediate range of five to twelve years, competitive rates, with little risk of principal, and rated "A" or better by Standard & Poor or Moody's rating service. In normal markets, bonds with short duration tend to fluctuate in price less than bonds with long duration. Accordingly in an atmosphere of rising rates, the adviser tends to invest in bonds with shorter maturities and accordingly with less risk of principal deterioration.

     Central to the adviser's strategy relative to equities is its belief that company earnings drive stock prices. As a result, the adviser emphasizes the consistency and predictability of earnings growth (and related dividend growth), in addition to the absolute growth rate itself. The adviser uses an Investment Selection Committee comprised of portfolio managers and analysts. The Committee will consider an equity investment only if it meets the following criteria: (a) it is "A" rated or better by a major rating service (b) it has had consistent earnings and dividend growth (c) it is an industry leader (d) it has a market capitalization of $5 billion or more and (e) it is listed on a United States exchange.

In either category, the Company will buy with the objective of preserving capital yet taking advantage of market undervaluations. Except as provided by law, however, the Company's Board of Directors shall be unrestricted in purchasing or selling securities. There can be no assurance that the Company's objectives will be achieved.

Municipal Bonds - Currently Available Securities

     As above, the Company intends to invest no less than one half of all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities ("Municipal Bonds"), the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. The Company presently intends to invest in obligations with maturities generally less than twenty years from date of purchase, but such obligations will not necessarily be held until maturity. Generally, municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are Municipal Bonds with shorter maturities and lower yields.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligations" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Bonds - When Issued Securities

     The Company may purchase Municipal Bonds on a "when-issued" or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment. The Company does not intend to purchase "when-issued" or delayed delivery securities for speculative purposes but only in furtherance of its investment objective.

     If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt. When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Other Tax Free Investments Excluded

     Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, Blind pools and so called gray box and black box issues, the Company does not plan to invest in these instruments.

Common and Preferred Shares
and Other Instruments

     The Company, as above, may make investments of less than one half of all of its assets in common or preferred shares or other financial instruments. Except as provided by law, the Company in so doing will not be barred from any sale or purchase. Although not restricted in its investments, the Company's board of directors, acting as a committee, normally relies upon its investment adviser and follows the adviser's investment philosophy.

That philosophy which will be the Company's emphasis in making investment choices, is to build and protect the purchasing power of the Company's portfolio over time while minimizing risk. To accomplish these two goals, it recommends a fully invested portfolio and focusing on company earnings as the driver of its stock price. Accordingly the Adviser emphasizes consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company's position in the industry. The Adviser's Investment Selection Committee normally considers an equity investment only if it meets the following criteria: it is rated "A" or better by a major rating company; it has a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange.

     The directors will normally purchase shares or other instruments for investment and not for short term trading purposes. Nevertheless, such shares or instruments will be sold whenever the Company determines that it is no longer compatible with the Company's objectives and purposes. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain. The shares are subject to market conditions that change frequently and cannot be predicted with accuracy.

Other Investments

     As a temporary investment or to maintain liquidity, the Company also may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds *(subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds and common and preferred shares explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds * there will be a duplication of management fees which will also tend to lower income from investments and annual returns.


* These are special purpose mutual funds whose earnings are generally exempt from federal income tax.

Portfolio Turnover

     The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investments strategies, although in the past five fiscal years the portfolio turnover rate has not exceed 28.98%, and in the year ending August 31, 1999 was 3.27%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

     In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

Risks of Investing in the Fund

     Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers. The Company depends upon Counsel for municipal issuers to opine upon the tax free status of the investments. A risk in inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax free may have since lost qualified status. See also the foregoing discussion regarding the special risk involved in investing in "when issued" bonds.

     The investments the Company makes other than in tax free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry, or within the economy as a whole. Although the Company will purchase only such investments as the adviser believes to be undervalued, there is no certainty that this objective will be met. Corporate issuers do not issue "when issued" bonds; accordingly, there are no comparable risks regarding "when issued" bonds as there are in the municipal markets.

     An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or successfully resisted. The pending matter is considered material. Presently counsel for the Company has determined that the Company's share of a contracted obligation to clean the first phase of an environmentally damaged site will be $100,000. The Company's remaining obligation is of such an indefinite nature that counsel is unable to predict an amount or range of liability; accordingly, the Company has not accrued any amount as an expense. If and when amounts are accrued, they will decrease the net asset value of the fund and, as a consequence, the share values of the investors' shares. Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     In a pre-emptive strike against inflation, the Federal Reserve has recently raised the federal Funds Rate six times to 5.25%. The economy may continue to move forward over the next several months with GDP growth around a 4% pace. Consumers are likely to sustain spending at a strong rate as employment remains high and consumer confidence is at near record levels. Some hints of slower economic growth are beginning to appear but the evidence is far from overwhelming. The recent shift toward a more positive yield curve is a sign that investor expectations are shifting from a deflationary to an inflationary bias.

     Between August, 1998 and August, 1999 Municipal bond rates in the intermediate range increased approximately 60 basis points. This increase in interest rates has curtailed total returns in that sector. Throughout the year we have continued to emphasize high current income along with high credit quality in our bond selections. The credit quality of the portfolio remained very strong during the fiscal year with 100% of the bonds rated investment grade or better. Approximately 70% of the portfolio's holdings were rated "AAA", the highest bond rating. During the period we shortened the average maturity from
17.0 to 16.0 years.

     In addition, we have maintained broad diversification over a range of different kinds of tax exempt bonds including general obligations, housing, hospital and revenue bonds.

     The following page is a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Company, assuming a $10,000 investment in the Company at the beginning of the first fiscal year, to the same investment over the same periods in Lehman Bros. 5 year Municipal Index. 5 Material in the table and the graph showing past performance is not predictive of future performance.

Plot Points for NRM Investment Company Graph


Period: August 1990 through August 1999

                                     NRM                               INDEX
                                    ------                             ------
90                                  10,000                             10,000

91                                  10,300                             11,010

92                                  11,235                             12,104

93                                  13,111                             13,174

94                                  13,477                             13,390

95                                  14,490                             14,448

96                                  15,231                             14,984

97                                  16,253                             15,537

98                                  17,527                             16,596

99                                  17,801                             16,963

                             NRM Investment Company

                            Total Return Calculation

                    Annualized Return                Ending Redeemable Value
                    -----------------                -----------------------
                                                            $1000 Invested

1 Year                  1.56%                                 $1,015.60

5 Year                  5.72%                                  1,228.43

10 Year                 6.22%                                  1,780.06

*Past Performance is not predictive of future performance.

MANAGEMENT OF THE COMPANY

     The business and affairs of the Company are managed by the Company's Board of Directors. The Company's by-laws provide for five directors and all positions are filled. Two of the directors serving, including John H. McCoy, Jr. and George W. Connell, are "interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting which normally are limited to four per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

Investment Adviser

     Rittenhouse Trust Company ("RTC"), a Pennsylvania state chartered commercial bank and trust company, is the Company's investment adviser. Its office is at Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087. RTC is qualified to act as an investment adviser for the Company under the applicable banking laws of the Commonwealth of Pennsylvania.

     RTC provides investment supervisory services to the Company on a non-discretionary basis. Its activities are limited to making recommendations with respect to purchases and sales of securities in accordance with the Company's investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986. The Board of Directors acting together or through a delegate function as a committee of the whole in approving investment recommendations the adviser makes.

     Mr. George Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated, is RTC's director and sole shareholder. Mr. Joseph McLaughlin is RTC's president. Since the time the Company most recently employed RTC, Mr. Connell and Mr. McLaughlin have been responsible to the Directors for day-to-day recommendations regarding the Company's portfolio.

     In addition to being a principal of RTC, Mr. Connell has been engaged in some or all of the various enterprises described herein for a period in excess of five years.

     In addition to being president of RTC, Mr. McLaughlin is its chief operating officer, serves on its board of directors, is a member of the executive committee and its investment selection committee. Previously, he was vice president and manager of the Private Client Group of Rittenhouse Financial Services. Prior to joining Rittenhouse, he was a vice president at J.P. Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant, serves on the Board of Directors of Philadelphia Hospitality, Inc. and is a member of the Philadelphia Estate Planning Council. He is President of St. Joseph's University Accounting Alumni Association and a member of the Board of Governors in the College of Business and Administration at St. Joseph's University, from which he graduated.

     From December 9, 1992 through July 15, 1997, Rittenhouse Financial Services Inc. (RFS) served as the Company's investments adviser. Mr. Connell organized RFS in 1979. Through September 1, 1997 he was chairman, chief executive officer, chief investment officer and sole shareholder of RFS; he was also the chief executive officer of Rittenhouse Financial Securities (a registered broker dealer) which is a subsidiary of The Rittenhouse Trust Company. On September 1, 1997 RFS was acquired by The John Nuveen Company.

     On October 7, 1997 the Board of NRM ratified an amendment to the advisory agreement dated September 3, 1997 transferring the investment advisory account and agreement from RFS to The Rittenhouse Trust Company. The assignment did not result in a change of actual control or management of the investment manager.

     Since November 27, 1992, the members of the Company's Board of Directors acting as a committee, and taking the adviser's recommendations into account (1) have made decisions with respect to all purchases and sales of the Company's portfolio (2) have directed the maintenance of records and (3) have been responsible for the day-to-day management of the portfolio; further, the Board also arranges for (4) the services of an independent certified public accountant; (5) custodial and transfer agency services; (6) the computation of net asset value by RTC; (7) the providing of fidelity bond coverage; (8) the providing of other administrative services and facilities necessary to conduct the Company's business; and (9) the providing of certain services necessary to comply with federal securities laws. The Company assumes all expenses therefor.

     For the services provided by RTC, the Company pays RTC $10,000 annually in quarterly installments. This is a fixed fee amount and accordingly is not based upon assets under management. However, for the past year, the fee was equal to
 .06% of the Company's average net assets.

Pending Legal Proceedings

     In recent years, the Company has been identified as a Potentially Responsible Party ("PRP") in two environmental proceedings asserted by the United States Environmental Protection Agency. They are denominated the Strasburg landfill in Newlin Township, Chester County, Pennsylvania, and Boarhead Farms situate in Bridgeton Township in northern Bucks County, Pa.

     During the fiscal year ended August 31, 1998, the Strasburg PRPs agreed among themselves to a settlement offer of the EPA claims for the consideration of $2,500,000 and of a contributing PRP claim for an additional $273,000. The Company's share of the combined amount was $141,500. The EPA and the contributing PRP accepted these sums. The PPRs paid and the EPA accepted the agreed amount on January 8, 1999, and the contributing PRP accepted its agreed amount at the same time.

     The settlement agreement has "reopeners" allowing for an assertion of liability for contamination to groundwater to the extent based upon newly discovered information, and for natural resource damage. In counsel's view, it is unlikely that there will be additional claims regarding the reopeners. Accordingly this claim should no longer be regarded as material; however, it is mentioned here since it is not possible to give absolute assurance in this regard.

     The Boarhead matter is ongoing, unresolved and material. In November 1998 EPA issued a Record of Decision ("ROD") relative to estimated future cleanup costs. Those together with EPA's remedial costs already incurred total $26,000,000.

     To date there are six named PRPs sharing in a defense group ("the Group") and the Fund's share, should it remain in the Group (see below), is one half of one share. (The Company and another of the six owned an alleged waste generator at different times and are considered one member.) The Group's investigation has identified approximately 23 others who are arguably PRPs. The Group will attempt to bring in as many of the 23 as possible to share expenses and liability, and otherwise resolve or try the matter.

     After the ROD was distributed, EPA gave certain PRPs special notices to remediate. The Company was not among them. The Company's interpretation of this circumstance is that the EPA, based upon evidence available to it at the time, determined that the Company was not sufficiently linked to the site to warrant a cleanup direction. Nevertheless other PRPs who did receive special notices have pointed out evidence which may lead to a link between the Company and the Boarhead site. The Company will continue to examine whatever evidence is presented that may create such a link. Based thereon it will make a decision whether it will remain a member of the Group. If at any time it declines to participate further with the Group, it will be exposed to contribution claims from those remaining and will lose contribution protection afforded under CERCLA (The Superfund Act).

     The Company is contractually committed to pay a one half per capita share of the first phase of the Boarhead cleanup. The total cost for this phase is approximately $1 million, of which the Company's share is approximately $100,000. During the first phase cleanup and pending the determination of responsibilities for later phases of the program, the Group will engage in allocation taking into account existing and what is expected to be later discovered evidence. Based thereon, the $100,000 commitment may be increased, decreased or remain static. By the same means, the Company will judge its cost exposure for the later and larger cleanup phases.

     Counsel expects the least the Company may expect to incur in regard to this project is the approximate $100,000 presently committed and accrued. However, at this time in light of the unknown number of participants, the uncertainty of the ROD's estimates for future operation costs and related cleanup expense, the issue of linkage, the absence of knowledge of evidence to be presented to the Group's allocator, counsel is unable to predict an amount or range of liability beyond $100,000. The Fund will resist all claims vigorously.

Capital Stock

     As of October 12, 1999, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 66% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 86% of the Company's outstanding shares. In addition to Mr. McCoy, these included directors Francis
J. Rainer (5.6%); Joseph V. Somers (5.5%); Thomas F. Kilcullen, Jr. (4.75%) and a non-affiliated shareholder, Samuel R., Gilbert, Jr. (4.7%) A redemption of a significant number of shares by one or more of these shareholders could require the Company to liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The liquidation of portfolio securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. If the major shareholders redeemed and an environmental claim was recovered against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant.

SHAREHOLDER INFORMATION

Pricing of Shares

     The net asset value per share for purposes of both purchases and redemptions is determined by the Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, less liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company's Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase of Shares

Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907. Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order. Initial investments must be for at least one share. There is no minimum investment for additional shares. The "stub "from the confirmation of the Company's transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

Redemption of Fund Shares

     The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

     Payment of the redemption proceeds will be made after receipt of a redemption request containing the information and providing the documentation specified in the preceding paragraph. Payment will be made as soon as possible, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder's cost, depending on the value of the Company's portfolio securities at the time of redemption. Redemption requests should be tendered to Laurel Trust Company 551 Main Street, Johnstown, Pa., 15907. For purchase and redemption information call 814 536 2110.

Dividends

     The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

     In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryovers from prior years will be offset against current capital gains.

     All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

Taxes

     The Company qualified for the fiscal year ended August 31, 1999 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. It emphasizes investments in municipal bonds. From such bond income, it will pay "exempt-interest" dividends of not less than 90% of its tax-exempt net income which may be treated by the Company's shareholders as items of interest excludable from their gross income. The exempt interest treatment of the dividends to shareholders will continue for as long as the Company holds no less than 50% of its assets in securities exempt from Federal tax. As heretofore indicated the Company intends to invest more than 50% of its assets in securities the ordinary income from which is exempt from federal tax. Ordinary and capital gain income from sources other than exempt securities will be taxed to the shareholders whether the income is received in the form of a cash distribution or reinvested to acquire additional shares.

     Interest on newly issued Municipal Bonds, the proceeds of which are used to provide financing for persons other than states and local governmental units (such bonds sometimes referred to as "private activity bonds") will generally be tax exempt if certain qualification requirements are met by the issuer, but for the most part in computing alternative minimum tax will be treated as an item of tax preference for individual and corporate shareholders; accordingly, it is anticipated that the Company, in purchasing new issues, will favor governmental operations bonds over private activity bonds.

     Any gain the Company recognizes on the disposition of exempt-interest securities it purchases after April 30, 1993 and which is attributable to accrued market discount will be taxed to the shareholders as ordinary income; the balance of the gain, if any, will be taxed to the Company or the shareholders as capital gain.

     Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

     If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed interest income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

     Although exempt interest dividends are excludable from shareholders' gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which would in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

     Under the Code, corporate shareholders of the Company may be required to pay an alternative minimum tax based in part upon the difference between the shareholders' taxable income and its adjusted current earnings. In effect this may require a tax for corporate shareholders on exempt interest dividends.

     In addition to exempt interest dividends, the Company will pay dividends of at least 98% of the ordinary income it receives from investments generating taxable income on a calendar year basis; 98% of its capital gain net income (amounts, if any, in excess of current or carryover losses) for every year ending on October 31; and, 100% of any undistributed amounts of ordinary and capital gain income from the preceding calendar year. These sums are fully taxable to the shareholders. Moreover, since five or fewer shareholders own more than half of the Company's stock, and since its ordinary income is from dividends and interest, it is a personal holding company within the meaning of section 542 of the Code. The Company's ordinary income (exclusive of tax-free interest) is personal holding company income and to the extent not distributed is subject to a penalty tax of 39.6% over corporate regular tax. Accordingly, for this additional reason, it is the Company's policy to distribute all of the Company's income currently.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

     In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for years 1996 through 1999 has been audited by Beard & Company, Inc. independent auditors, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request. For the year ending August 31, 1995, Ernst & Young, LLP audited the information.


                                                                           Year Ended August 31
                                                   ----------------------------------------------------------------------
                                                    1999            1998           1997            1996            1995
                                                   ------         -------         -------         -------         -------

                                                                             PER SHARE DATA
                                                   ----------------------------------------------------------------------
                                                          (for a share outstanding throughout the indicated year)
Net asset value, beginning of year                $ 4.041         $ 3.968         $ 3.933         $ 3.964         $ 3.909

Income from investment operations:
  Net investment income                              .191            .222            .221            .210            .237
  Net realized and unrealized gain
  (loss) on investments                             (.125)           .087            .041           (.004)           .056

 Total from investment operations                    .066            .309            .262            .206            .293

Less distributions:
Distributions from capital gains                    (.002)          (.015)
Dividends from net investment income                (.161)          (.221)          (.221)          (.210)          (.237)
Distribution in excess of net
      investment income                             (.023)          -0-             (.006)          (.027)          (.001)

Total distributions                                 (.186)          (.236)          (.227)          (.237)          (.238)

Net asset value end of year                       $ 3.921         $ 4.041         $ 3.968         $ 3.933         $ 3.964
                                                  =======         =======         =======         =======         =======

TOTAL RETURN                                         1.56%           7.84%           6.71%           5.11%           7.52%
RATIOS\SUPPLEMENTAL DATA
Net assets, end  of year (in thousands)           $16,824         $17,341         $17,015         $16,847         $16,982

Ratio of expenses to average net assets              .99%             .42%            .57%           1.02%            .37%
Ratio of net investment income to
average net assets                                  4.72%            5.50%           5.56%           5.24%           6.08%

Portfolio turnover rate                             3.27%           12.57%          28.98%           6.24%          22.73%


*See note 3 on following page

APPLICATION FORM:        NRM  INVESTMENT COMPANY

Mail to: Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907.


--------------------------------------------------------------------------------
REGISTRATION:      Individual           Tenants in Common            Trustees
                  Joint Tenants            Custodian                  Other


--------------------------------------------------------------------------------
(Name)                                            Social Security No.
                                               (Tax Identification No.)


--------------------------------------------------------------------------------
(Name)                                            Social Security No.
                                              (Tax Identification No.)


PERMANENT MAILING ADDRESS:
                           -----------------------------------------------------
                                                 Street Address


--------------------------------------------------------------------------------
        City                             State                       Zip

GIFTS TO MINORS                                                 As Custodian for
                -----------------------------------------------


--------------------------------------------------------------------------------
Minor's First Name      Initial        Last Name          Age     Minor S.S. No.

Under the                          Uniform Gifts to Minors Act.
          ------------------------
                 State

     Initial order, payment enclosed

     If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to Laurel Trust Company, and would like you to:

     Issue Certificate, or hold shares in account at Bank

     Check here if dividends and distribution are to be reinvested at net asset value without sales charge.

--------------------------------------------------------------------------------

     This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.


--------------------------------------------------------------------------------
    Date                 Signature of co-owner


                              Terms and Conditions

Purchases of Company Shares:

Initial Purchase: Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, Laurel Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.

Subsequent Purchases: Upon receipt of additional funds, Laurel Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Additional purchases must be for at least one share.

The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

     I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under
Section 3406 (a)(1)(C) of the Internal Revenue Code.


--------------------------------------------------------------------------------
Date               Signature of co-owner

[PROSPECTUS OUTSIDE BACK COVER]

     The Company's Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. This additional information may also be found in the Fund's annual and semi-annual reports to the shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund's Custodian and Transfer Agent, Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at Investor's Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund's assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his Internet site Edwardfackental@cs.com.

     Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commissions' Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:

HYPERLINK mail to: publicinfo@sec.gov

publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102

     However you contact the Commission in regard to the Company, be sure to have the Company's Investment Company file number at hand: 811 02995.

NRM INVESTMENT COMPANY
Statement of Additional Information

December 30, 1999
(as amended, August 31, 2000)

STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

NRM INVESTMENT COMPANY

Statement of Additional Information

December 30, 1999

(as amended, August 31, 2000)

                               Table of Contents


Statement of Additional Information.......................     1

Fund History..............................................     3

Description of the Fund; Its Investments and Risks........     3

Investment Objective and Policies....................          3

Investment Policies and Restrictions.................          6

Management of the Fund....................................     9

Control Persons and Principal Holders of Securities.......    11

Advisory Services.........................................    12

Portfolio Transactions and Brokerage Commissions..........    14

The Company's Common Stock................................    15

Purchase, Redemption, Pricing of Shares;
  Underwriting............................................    15

Other Information of Interest to Investors................    15

Other Services............................................    15

Accounting................................................    15

Custodian and Transfer Agent..............................    16

Auditors..................................................    16

Counsel...................................................    16

Taxation of the Fund......................................    17

State and Local...........................................    18

Report of Independent Auditor.............................    18

Financial Statements......................................

                                  FUND HISTORY

     The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end, diversified management investment company.

DESCRIPTION OF THE FUND
ITS INVESTMENTS AND RISKS

Investment Objective and Policies

The Company is an open-end, diversified, management investment company. As stated in the Prospectus, it intends to invest fifty-one percent or more of its assets in Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax. (See reference to "private activity bonds" under the discussion "TAXES" in the prospectus). Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance. Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

     The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

     The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality's general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

     The Fund will invest forty-nine percent or less of its assets in stock, securities and instruments other than municipal bonds. For this portion of the Fund it plans to emphasize in securities from issuers with large market capitalizations of at least $5 billion, and of investment grade quality ranked "A" or better by major rating services. (By emphasizing in these areas, the Fund will not exclude the purchase or sale of any stock, security or other instrument should the directors deem it to be for the Fund's benefit.) As discussed under the next heading, it will not concentrate in any business or sector and, for no less than seventy-five percent of the Fund's assets will remain diversified, investing no more than five percent of its assets in any one issuer, nor acquire more than ten percent of the voting stock of any issuer. General market conditions and unforeseeable downturns in any business or sector would adversely impact the Fund's capital and could lead to losses for the individual investor.

     Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

     In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company (as defined under "Miscellaneous" in the Company's Prospectus dated as of this date) as required by Sections 8 and 13 of the Investment Company Act of 1940.

Investment Policies and Restrictions

The Company may not:

     1. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     2. Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

     3. Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

     4. Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

     5. Purchase or sell commodities or commodity contracts or real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein); invest in oil, gas, or their mineral exploration or development programs.

     6. Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years;

     7. Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of he portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

     8. Purchase any security of any issuer if as a result more than 5% of the value of its assets would be invested in the securities of that issuer, except that up to 25% of the Company's assets may be invested without regard to this limitation;

     9. Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

     10. Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

     11. Invest 25% or more of its total assets in securities of nongovernmental issuers engaged in related trades or businesses.

     The foregoing percentage limitations will apply at the except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such time of the investment or other transaction and, portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

MANAGEMENT OF THE FUND

     The Fund is managed by its board of directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. In addition, the Board acts as a committee of the whole in making investment decisions for the Fund. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:




                              Position               During Past
Name and Address           with Registrant           Five Years
----------------           ---------------          -------------------
John H. McCoy*             Director,              **Former President of National
1010 Broadmoor Road        Chairman, and            Rolling Mills, Inc., a
Bryn Mawr, PA 19010        President                steel rolling plant. Prior
                                                    thereto, he was President
                                                    and Director of National
                                                    Rolling Mills Co.

Joseph V. Somers           Director               **Former President of Somers
1518 Mt. Pleasant Rd.                               Construction Company and
Villanova, PA 19085                                 Vice President of Industrial
                                                    Lift Truck Co.

Francis J. Rainer          Director                 C.P.A. and former President,
410 Howard Road                                     Rainer & Company, a
Gladwyn, PA 19035                                   professional accounting
                                                    corporation. He is also
                                                    Vice-Chairman of the Board
                                                    of Delaware Valley Savings
                                                    Bank

Thomas F. Kilcullen, Jr.   Director               **Former Vice President,
4 Carriage Way                                      Treasurer and Secretary of
Berwyn, PA 19312                                    National Rolling Mills Inc.
                                                    Prior thereto, he was Vice
                                                    President and Treasurer of
                                                    National\Rolling Mills Co.

George W. Connell*         Director                 Chairman, Chief Executive
#3 Radnor Corporate Ctr.                            Officer, Director and sole
Suite 450                                           shareholder of The
100 Matsonford Road
Radnor, PA 19087                                    Rittenhouse Trust Company, a
                                                    commercial bank and trust
                                                    company acting as the
                                                    Company's investment
                                                    adviser, CEO and Director
                                                    of Rittenhouse Trust
                                                    Securities, a registered
                                                    brokerage dealer, Member of
                                                    the Investment Committee of
                                                    Rittenhouse Financial
                                                    Services, Inc., a John
                                                    Nuveen Company.

*  Interested Director

** Retired for more than five years.


     The Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. Those codes, with limitations as stated therein, permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

     Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

                             NRM INVESTMENT COMPANY

                           FISCAL YEAR DIRECTORS FEES

        MEETING DATE        KILCULLEN        MCCOY          SOMERS          RAINER        CONNELL          TOTAL
        ------------        ---------      --------       --------        --------       --------         --------
           9/24/98            250.00         250.00         250.00          250.00         250.00         1,250.00

          12/17/98            400.00         400.00         400.00          400.00         400.00         2,000.00

           3/18/99                --         400.00             --          400.00         400.00         1,200.00

           6/18/99            400.00         400.00         400.00          400.00         400.00         2,000.00

F/Y TOTAL                   1,050.00       1,450.00       1,050.00        1,450.00       1,450.00         6,450.00


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of October 12, 1999 John H. McCoy owned beneficially and of record 2,817,680 of the Company's outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the board of directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company's principal shareholders are as follows:

                                             Percentage of
          Name and address                     Ownership
          ----------------                   -------------
          John H. McCoy                            66%
          1010 Broadmoor Road
          Bryn Mawr, Pa 19010

          Francis J. Rainer                       5.6%
          410 Howard Road
          Gladwyn, Pa., 19035

          Joseph V. Somers                        5.5%
          1518 Mt. Pleasant Road
          Villanova, PA 19085

          Samuel R. Gilbert, Jr.                  4.7%
          3 Turtle Lane, The Landings
          Savannah, GA 31411

          Thomas F. Kilcullen, Jr.                4.7%
          4 Carriage Way
          Berwyn, PA 19312

     The percent owned is based on the number of outstanding shares of common stock at October 12, 1999. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 12, 1999, 3,646,248 of the Company's common stock or 85% of its outstanding voting securities.

ADVISERY SERVICES

     Rittenhouse Trust Company Services, Inc. ("RTC"), a Delaware Corporation located at Three Radnor Corporate Center, Radnor, Pa., 19087-4514, has been retained by the Company to act as investment adviser under an Advisery Agreement dated November 30, 1992 with Rittenhouse Financial Services and amended by assignment on September 3, 1997 to Rittenhouse Trust Company not resulting in a change of actual control or management and terminable at will, without penalty, at the discretion of the Board of Directors.

     RTC's sole shareholder, George Connell, controls the adviser. His qualifications, affiliations, and business history are contained in the prospectus. He is a board member of the Company and accordingly an interested person.

     Under the Advisery Agreement, Rittenhouse assumes no responsibilities to the Company except, as provided in the prospectus, to make recommendations to the Company's board respecting the purchases and sales of securities on a nondiscretionary basis and to adhere to the provisions of the Investment Advisers' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay RTC, on a quarterly basis, a fee at an annual flat rate of $10,000. In determining net asset value, the Company accrues RTC's fees on a daily basis.

     The agreement provides that except for violations of securities laws, RTC shall not be liable for any action it takes for services rendered or not rendered or for any mistakes of judgment or otherwise.

     For each of the fiscal years ending August 31, 1997, August 31, 1998, and August 31, 1999, the Company paid RTC $10,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Purchases and sales of portfolio securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. However, when purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions. In years after August 31, 1999 it is expected that the Company will pay commissions on its purchase of equity investments. However, in the year ended August 31, 1999 and in the two preceding fiscal years the Company paid no commissions in respect to portfolio transactions.

     The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company. "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisery Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. The Adviser in connection with its services to their advisery clients may also use these various services.

The extent and continuation of this policy is subject to the review of the Company's Board of Directors. During the past fiscal year, the Adviser did not use this provision of the agreement; all transactions were with a single broker/dealer but at best execution as tested periodically by seeking other quotations.

     The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities. The Company's portfolio turnover rates during the fiscal years ended August 31, 1999 and August 31, 1998 were 3.27% and 12.57% respectively.

THE COMPANY'S COMMON STOCK

     The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the prospectus, there are no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING

     The Funds shares are offered to the public as described in the prospectus. There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

OTHER INFORMATION OF INTEREST TO INVESTORS

Other Services

Accounting

     Raymond J. Keefe, a certified public accountant with principal offices at 6 St. Albans Ave., Newtown Square, Pennsylvania 19073, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,000.

Custodian and Transfer Agent

     Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("Laurel") serves as the Company's Custodian and Transfer Agent. As Custodian, Laurel holds the Company's assets subject to the instructions of the Company's officers.

Auditors

     Beard & Company, Inc. independent auditors, with offices at One Park Plaza, P.O. Box 311, Reading, Pennsylvania 19603 serves as the Company's auditors. The financial statements of NRM Investment Company appearing in the 1996, 1997, 1998 and 1999 annual reports to shareholders for the years ended August 31, 1996, August 31, 1997 August 31, 1998, and August 31, 1999, have been audited by Beard & Company, Inc., independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.

     In the past Ernst & Young LLP independent auditors, with offices at Harrisburg, Pennsylvania served as the Company's auditors. The financial highlights of NRM Investment Company appearing in the 1999 annual report to Shareholders for the years ended August 31, 1990 through August 31, 1995 have been audited by Ernst & Young LLP, independent auditors.

Counsel

     Messrs. Henderson, Wetherill, O'Hey & Horsey, Suite 902, One Montgomery Plaza, P.O. Box 751, Norristown, PA 19404, counsel to the Company, have passed upon the legality of the shares offered hereby.

TAXATION OF THE FUND

     As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; those provisions normally permit a deduction for the Company from its taxable income of distributions made to the Company's shareholders from its earnings. A failure to qualify under Subchapter M would result in a tax on the Company based upon its earned income, and an additional tax on the shareholders based upon their distributions.

     In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company's capital gains subject to tax are computed separately and are based upon the excess of its long term capital gains over its net short term capital losses. Currently there are no undistributed capital gains. The Company intends to distribute "exempt-interest" dividends as described in the Company's prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital.

     The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

     Currently, the Company has no capital loss carryovers to offset gains in securities.

     Section 852 (b)(5) of the Code provides, in effect, that if, at the close of each quarter of its taxable year, at least 50% of the Company's total assets consists of tax free obligations, the income from such investments may be passed through to the shareholders, and for federal tax purposes, excluded by them from gross income reporting. By reason of this provision, the Company does not intend to invest 50% or more of its assets in securities generating taxable income.

     If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See "Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale on exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company's taxable year.

     State and Local. Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

     The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax Advisers with specific reference to their own tax situations.

                             NRM INVESTMENT COMPANY

                                FINANCIAL REPORT

                                 AUGUST 31, 1999

                                    CONTENTS


                                                               Page
                                                              ------
INDEPENDENT AUDITOR'S REPORT
     ON THE FINANCIAL STATEMENTS ......................          1

FINANCIAL STATEMENTS

     Statement of assets and liabilities ..............          2
     Schedule of investments ..........................        3-6
     Statement of operations ..........................          7
     Statements of changes in net assets ..............          8
     Financial highlights .............................   9 and 10
     Notes to financial statements ....................      11-14

[In the printed document there appears a bar chart with the following plot points depicted]

                             NRM INVESTMENT COMPANY
                                 10 YEAR RETURNS


1990           2.7%
1991           3.0%
1992           9.1%
1993          16.7%
1994           2.8%
1995           7.5%
1996           5.1%
1997           6.7%
1998           7.8%
1999           1.6%

During the 10-year period shown in the bar chart, the highest annual return was 16.7% (fiscal year ending 8/31/93) and the lowest annual return was 1.6% (fiscal year ending 8/31/99)


Average Annual Total Returns
(For period ending 08/31/99)    Past One Year    Past 5 Years     Past 10 Years
----------------------------    -------------    ------------     -------------
NRM Investment Company             1.56%             5.72%            6.22%
Lehman Bros. Municipal 5 YR GO     2.21%             4,84%            6.12%

                          INDEPENDENT AUDITOR'S REPORT



Shareholders and Board of Directors
NRM Investment Company
Rosemont, Pennsylvania


     We have audited the accompanying statement of assets and liabilities of NRM Investment Company, including the schedule of investments, as of August 31, 1999, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years ended August 31, 1990 through August 31, 1995 were audited by other auditors whose report, dated September 29, 1995, expressed an unqualified opinion on the financial highlights.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



                                                       /s/ BEARD & COMPANY, INC.
                                                       -------------------------
                                                       BEARD & COMPANY, INC.

Harrisburg, Pennsylvania
October 11, 1999

NRM INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES


-------------------------------------------------------------------------------
August 31, 1999
-------------------------------------------------------------------------------

         ASSETS

Investments at value (cost $16,451,154)                     $16,731,138
Interest receivable                                             217,861
Prepaid expense                                                   3,477
                                                            -----------

             Total assets                                    16,952,476
                                                            -----------

         LIABILITIES

Accrued expenses and other liabilities                          128,225
                                                            -----------

         NET ASSETS

Net assets, applicable to 4,291,307 outstanding shares,
     equivalent to $ 3.92 a share                           $16,824,251
                                                            ===========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS


------------------------------------------------------------------------------
August 31, 1999
------------------------------------------------------------------------------

                                                                               Principal
Municipal Bonds - 98.6%                                                         Amount         Value
--------------------------------                                              ----------     ----------
General Obligation Bonds - 18.6%:
     Leominster, Massachusetts, 6.25%, due 4/01/08                            $  300,000     $  321,060
     Upper Dublin Pennsylvania School District, 5.50%,
         due 11/15/08                                                            200,000        201,280
     Lowell, Massachusetts, 5.50%, due 1/15/10                                   300,000        306,360
     New York City, New York, 6.45%, due 8/1/10, pre-refunded                      5,000          5,457
     New York City, New York, 6.45%, due 8/01/10                                 195,000        205,959
     Nevada State Colorado River Commission, Ltd Tax,
         6.50%, due 10/01/12                                                     400,000        422,880
     Burgettstown, Pennsylvania, Washington County,
         4.85%, due 2/01/14, callable 2/01/05 at 100 (FGIC)                      125,000        116,638
     Lowell, Massachusetts, 5.50%, due 12/15/15, callable 12/15/06 at 102
         (AMBAC)                                                                 330,000        332,409
     San Francisco, California City and County, Park
         Improvement series, 5.25%, due 6/15/16, callable
         6/15/05 at 102 (MBIA)                                                   300,000        291,750
     Richmond, Virginia, 6.25%, due 1/15/18, callable
         1/15/01 at 102                                                          870,000        911,325
                                                                                             ----------

              Total General Obligation Bonds                                                  3,115,118
                                                                                             ----------

Housing Finance Agency Bonds - 37.8%:
     New Mexico Mortgage Finance Authority, Single-Family Mortgage Rev.,
         7.90%, due 7/01/00                                                       30,000         30,507
     Rock Island, Illinois Residential Mortgage Revenue Refunding, 7.70%,
         due 9/01/08, callable 9/01/02
         at 102                                                                   85,000         91,188
     Ford County, Kansas Single-Family Mortgage Revenue Refunding Bonds,
         7.90%, due 8/01/10, callable
         8/01/02 at 103, 8/01/05 at 100                                          130,000        136,331
     Fort Worth, Texas Housing Finance Corporation, Home Mortgage Revenue
         Refunding Series 1991, 8.50%,
         due 10/01/11, callable 10/01/01 at 103                                  255,000        269,229
     Odessa, Texas Housing Finance Corporation, Home Mortgage Revenue
         Refunding, 8.45%, due 11/01/11, callable 11/01/05 at 103                210,391        219,627
     Montana State Housing, Single-Family Mortgage,
         7.65%, due 10/01/10, callable 10/01/00 at 102                            35,000         36,242
     City of Hobbs, New Mexico, Single-Family Mortgage Refunding Revenue
         Bonds, 8.75%, due 7/01/11,
         callable 7/01/02 at 103, 7/01/05 at 100                                  65,000         69,134

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


------------------------------------------------------------------------------
August 31, 1999
------------------------------------------------------------------------------

                                                                               Principal
Municipal Bonds - 98.6% (Continued)                                             Amount         Value
-----------------------------------                                            ---------     ---------
Housing Finance Agency Bonds - 37.8% (Continued):
     Cameron County, Texas Housing Finance Corporation, Single-Family
         Mortgage Revenue Refunding, 6.20%,
         due 3/01/13, callable 9/01/05 at 100                                  $  225,000   $  232,132
     Alabama Housing Finance Authority, 4.60%, due 4/1/11, callable 10/1/08
         at 102, callable 10/1/10 at 100                                          100,000       93,780
     Vicksburg, Mississippi Lease Housing Corp., 5.80%,
         due 8/15/13                                                              125,000      126,350
     California Housing Finance Agency, Home Mortgage, 10.25%, due 2/01/14,
         callable 2/01/99 at 100                                                   60,000       60,054
     Connecticut State Housing Finance Authority, 5.60%,
         due 5/15/14, callable 5/15/03 at 102                                     200,000      200,920
     Nevada Housing Division, Single-Family Mortgage,
         7.35%, due 10/01/15                                                      115,000      119,060
     Louisiana Public Facilities Authority, Multi-Family Housing, 7.75%, due
         11/01/16, callable 11/01/01 at 102                                       500,000      525,500
     Pennsylvania Housing Finance Agency, Single-Family Mortgage, 5.45%, due
         10/01/17, callable 10/01/03 at 102                                       150,000      146,070
     Utah State Housing Finance Agency, Single-Family Mortgage, 6.30%, due
         1/01/18                                                                  175,000      182,018
     Maryland State Community Development Administration, Department of
         Housing, 5.60%, due 4/01/18                                              185,000      185,740
     Alaska State Housing Finance Corporation, 5.90%, due 12/01/19, callable
         6/01/07 at 102 (MBIA)                                                    250,000      252,300
     Troy, New York Housing Development Corp., Multi-Family Housing, 8.10%,
         due 2/01/22, callable 12/01/02 at 100                                  1,315,000    1,524,874
     Quaker Hill Housing Corporation, Multi-Family, 7.55%,
         due 2/01/22                                                              600,000      633,900
     St. Alphios Housing Corporation, Multi-Family, 8.20%,
         due 2/01/24                                                            1,125,000    1,194,187
                                                                                            ----------

              Total Housing Finance Agency Bonds                                             6,329,143
                                                                                            ----------

Hospital Revenue Bonds - 12.8%:
     Dauphin County, Pennsylvania Hospital Authority,
         HAPSCO Group, William Penn Hospital Project,
         5.50%, due 7/01/07                                                       300,000      308,310
     Falls Township Pennsylvania Hospital Authority, Delaware Valley Medical
         Center, 6.90%, due 8/01/11, callable 8/01/02 at 102                      285,000      290,529
     Rhode Island State Health and Educational Building Corp., New England
         Tech, 5.90%, due 3/01/10                                                 100,000      102,550


NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


-------------------------------------------------------------------------------
August 31, 1999
-------------------------------------------------------------------------------

                                                                               Principal
Municipal Bonds - 98.6% (Continued)                                             Amount         Value
-----------------------------------                                            ---------     ---------
Hospital Revenue Bonds - 12.8% (Continued):
     Rochester, Minnesota, Health Care Facilities Revenue (Mayo
         Foundation/Mayo Medical Center), 6.25%, due 11/15/12                  $  500,000   $  500,000
     Indiana Health Facilities Authority (Deaconess Hospital), 5.75%, due
         3/01/15, callable 3/01/03 at 102 (MBIA)                                  100,000      101,610
     Connecticut State Health and Educational Facilities Authority (Kimball
         Hospital), 5.375%, due 7/01/16, callable 7/01/06 at 102                  350,000      344,120
     Montgomery County, Pennsylvania Higher Educational &
         Health Authority (Holy Redeemer Health), 5.25%, due 10/01/17,
         callable 10/01/07 at 101 (AMBAC)                                         200,000      190,960
     Fulton DeKalb, Georgia Hospital Authority, 5.50%, due 1/01/20, callable
         7/01/03 at 102 (MBIA)                                                    200,000      195,880
     University of California Hospital Revenue (UC Davis Medical Center),
         5.75%, due 7/01/20, callable 7/01/06 at 101 (AMBAC)                      100,000      100,760
                                                                                            ----------

              Total Hospital Revenue Bonds                                                   2,134,719
                                                                                            ----------

Other Revenue Bonds - 29.4%:
     Washington State Public Power Supply Nuclear Project #1, 5.60%, due
         7/01/05                                                                  200,000      206,640
     San Francisco City & County Redevelopment Finance Authority, 4.30%, due
         8/01/06, callable 8/01/03 at 100                                         100,000       97,370
     Lee County, Florida Certificates of Participation, 4.70%,
         due 10/01/06                                                             100,000       99,870
     Fitzgerald, Michigan School District, 5.00%, due 5/01/08, callable
         5/01/06 at 100                                                           200,000      200,760
     Clark County, Nevada Airport Authority, 5.125%, due 6/1/06, callable
         6/1/03 at 101 (MBIA)                                                     100,000      101,650
     Grand Rapids, Michigan Downtown Development Authority, 6.60%, due
         6/01/08, callable 6/01/06 at 100                                         365,000      396,609
     Alaska Industrial Development and Export Authority,
         6.20%, due 4/01/10                                                       245,000      254,947
     New Jersey Economic Development Authority, Health Care Corp., 6.0%, due
         7/01/11                                                                  200,000      208,480
     Clark County, Washington Public Utility District, Electric System
         Revenue, 5.10%, due 1/01/12, callable
         1/01/08 at 100                                                           200,000      195,180
     Texas Muni Power Agency, 5.25%, due 9/01/12, callable 9/01/03 at 100
         (MBIA)                                                                   100,000       99,870


NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


------------------------------------------------------------------------------
August 31, 1999
------------------------------------------------------------------------------

                                                                               Principal
Municipal Bonds - 98.6% (Continued)                                             Amount         Value
-----------------------------------                                            ---------     ---------

Other Revenue Bonds - 29.4% (Continued):
     Suffolk County, New York Water Authority, 5.00%, due 6/01/15, callable
         6/01/03 at 102 (MBIA)                                                $   175,000   $   165,970
     Vallejo, California Water Improvement Project (Soland County), 5.70%,
         due 5/01/16, callable 5/01/06 at 102 (FSA)                               100,000       102,050
     Philadelphia, Pennsylvania Water and Waste Water, 5%, due 6/15/16,
         callable 6/15/03 at 100 (FSA)                                            150,000       140,085
     Allegheny County Pennsylvania Airport Revenue
         (Pittsburgh International), 5.00%, due 1/01/17,
         callable 1/01/08 at 101 (MBIA)                                           385,000       357,434
     Muhlenberg, Pennsylvania School District, 5.20%,
         due 4/01/17, callable 4/01/06 at 100 (MBIA)                              250,000       238,675
     New Jersey Economic Development Authority, (Devereux Foundation),
         5.50%, due 5/01/17, callable 5/01/07 at
         101 (MBIA)                                                               270,000       268,812
     Washington State Public Power Supply, Project No. 1, 5.125%, due
         7/1/17, callable 7/1/08 at 102                                           200,000       184,420
     Brazos River Authority, Texas (Houston Light and Power), 5.60%, due
         12/01/17, callable 12/01/03 at 102 (MBIA)                                100,000        99,410
     Tacoma, Washington Solid Waste Utility, 5.50%, due 12/01/17, callable
         12/01/07 at 101 (AMBAC)                                                  350,000       345,940
     New York State LOC Government Assistance Corporation, 5.50%, due
         4/01/18, callable 4/01/03 at 102                                         290,000       285,969
     Los Angeles, California Convention and Exhibition Center, 5.375%, due
         8/15/18, callable 8/15/03 at 102 (MBIA)                                  385,000       378,417
     Santa Monica-Malibu, California Unified School District, 5.50%, due
         8/01/18, prerefunded 8/01/03 at 102                                      200,000       211,700
     Chicago, Illinois Water Revenue, 5.25%, due 11/01/18,
         callable 11/01/07 at 102 (FGIC)                                          200,000       189,540
     Easton, Pennsylvania Area Joint Sewer Authority,
         5.05%, due 12/01/18, callable 12/01/07 at 101 (FSA)                      100,000        91,960
                                                                                            -----------

              Total Other Revenue Bonds                                                       4,921,758
                                                                                            -----------

              Total Municipal Bonds (Cost $ 16,220,754)                                      16,500,738
                                                                                            -----------

Short-Term Investments - at cost approximating value - 1.4%,
     Federated Pennsylvania Municipal Cash Fund #8                                              230,400
                                                                                            -----------

              Total Investments - 100% (Cost $16,451,154)                                   $16,731,138
                                                                                            ===========

See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENT OF OPERATIONS


------------------------------------------------------------------------------
Year Ended August 31, 1999
------------------------------------------------------------------------------

Investment income, interest                                           $ 991,730
                                                                      ---------

Expenses:
     Investment advisory fees                                            10,000
     Custodian fees                                                      10,300
     Transfer and dividend disbursing agent fees                          2,700
     Legal and professional fees                                         35,402
     Directors' fees                                                      6,450
     Insurance                                                            1,785
     Capital stock tax                                                    2,934
     Provision for environmental claim                                  100,000
     Miscellaneous                                                        3,092
                                                                      ---------

                                                                        172,663
                                                                      ---------

             Net investment income                                      819,067
                                                                      ---------

Realized and unrealized gain on investments:
     Net realized gain from investment transactions                          25
     Net unrealized depreciation of investments                        (537,425)
                                                                      ---------

             Net loss on investments                                   (537,400)
                                                                      ---------

             Net increase in net assets resulting from operations     $ 281,667
                                                                      =========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------
Years Ended August 31,                                               1999              1998
-----------------------------------------------------------------------------------------------
Operations:
     Net investment income                                        $    819,067     $    951,392
     Net realized gain from investment transactions                         25           97,634
     Net unrealized appreciation (depreciation) of investments        (537,425)         273,544
                                                                  ------------     ------------

             Net increase in net assets resulting
                  from operations                                      281,667        1,322,570

Distributions to shareholders, dividends from net
     investment income                                                (789,597)        (948,154)

Distributions to shareholders, dividends from
     capital gains                                                      (8,583)         (63,443)

Capital share transactions, net increase from capital
     share transactions                                                    138           15,049
                                                                  ------------     ------------

             Total increase (decrease) in net assets                  (516,375)         326,022

Net assets:
     Beginning of year                                              17,340,626       17,014,604
                                                                  ------------     ------------

     End of year                                                  $ 16,824,251     $ 17,340,626
                                                                  ============     ============


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                               1999           1998            1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (for a share outstanding
     throughout the indicated year)

Net asset value, beginning of year                  $ 4.041        $ 3.968        $ 3.933       $ 3.964       $ 3.909

Net investment income                                  .191           .222           .221          .210          .237

Net realized and unrealized gain (loss) on
     investments                                      (.125)          .087           .041         (.004)         .056
                                                    -----------------------------------------------------------------

Total from investment operations                       .066           .309           .262          .206          .293

Less distributions:
     Dividends from capital gains                     (.002)         (.015)            --            --            --
     Dividends from net investment income             (.161)         (.221)         (.221)        (.210)        (.237)
     Distribution in excess of net investment
         income                                       (.023)            --          (.006)        (.027)        (.001)
                                                    -----------------------------------------------------------------

Total distributions                                   (.186)         (.236)         (.227)        (.237)        (.238)
                                                    -----------------------------------------------------------------

Net asset value, end of year                        $ 3.921        $ 4.041        $ 3.968       $ 3.933       $ 3.964
                                                    =================================================================

TOTAL RETURN                                           1.56%          7.84%          6.71%         5.11%         7.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)              $16,824        $17,341        $17,015       $16,847       $16,982

Ratio of expenses to average net assets                 .99%           .42%           .57%         1.02%          .37%

Ratio of net investment income to average net
     assets                                            4.72%          5.50%          5.56%         5.24%         6.08%

Portfolio turnover rate                                3.27%         12.57%         28.98%         6.24%        22.73%


See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                                 1994            1993           1992           1991           1990
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (for a share outstanding
     throughout the indicated year)                $   4.022         $   3.540      $    3.488      $   3.635      $   3.835

Net asset value, beginning of year                      .229              .453            .265           .059           .157

Net investment income
                                                       (.115)             .137            .055           .051          (.065)
Net realized and unrealized gain (loss) on        ---------------------------------------------------------------------------
     investments
                                                        .114              .590            .320           .110           .092

Total from investment operations
                                                          --                --              --             --             --
Less distributions:                                    (.227)            (.108)          (.265)         (.059)         (.157)
     Dividends from capital gains
     Dividends from net investment income                 --                --           (.003)         (.198)         (.135)
     Distribution in excess of net investment     ---------------------------------------------------------------------------
         income
                                                       (.227)            (.108)          (.268)         (.257)         (.292)
                                                  ---------------------------------------------------------------------------
Total distributions
                                                   $   3.909          $  4.022       $   3.540       $  3.488       $  3.635
                                                  ===========================================================================
Net asset value, end of year
                                                        2.79%            16.69%           9.08%          3.00%          2.69%

TOTAL RETURN

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)             $  16,745          $ 17,636       $  15,260       $ 15,659       $ 16,268

Ratio of expenses to average net assets                  .49%            (5.03)%           .81%          6.04%          3.90%

Ratio of net investment income to average net
     assets                                             5.77%            11.93%           7.25%          1.54%          4.07%

Portfolio turnover rate                                13.56%            40.06%          64.84%        101.88%         46.10%

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS


1
------------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of business:
              NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

         Valuation of investments:
              Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the Investment Advisor under the supervision and responsibility of the Fund's Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates value.

         Investment transactions and related investment income:
              Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

         Transactions with shareholders:
              Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

         Federal income taxes:
              It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




1
-----------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

         Estimates:
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2
-----------------------------------------------------------------------------
INVESTMENT ADVISOR AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund has an investment advisory agreement which provides that the Fund will pay to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual flat rate of $ 10,000. The president of the investment advisor is on the Board of Directors of the Fund.

         Advisory fees for the year ended August 31, 1999 amounted to $ 10,000.


3
--------------------------------------------------
COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

         Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $ 556,641 and $ 617,464 respectively, during the year ended August 31, 1999.

         At August 31, 1999, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $ 279,984 (aggregate gross unrealized appreciation of $ 475,708 less aggregate unrealized depreciation of $ 195,724).

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




4
-----------------------
ENVIRONMENTAL LIABILITY

         The Fund has been identified as a potentially responsible party ("PRP") by the Environmental Protection Agency ("EPA") in remedial activities related to two environmental matters.

         During 1999, the Fund paid $ 141,500, which was fully accrued as of August 31, 1998, for remediation costs related to one matter, which represents its share of a settlement offer made to the EPA and a contribution claim against the Fund by another PRP involved in the same matter. The Fund's legal counsel confirmed and advised that the settlement agreement allows for future assertions, but that it is likely that there will be no additional claims made with regard to this matter.

         With regard to the other matter, the Fund has been named as a PRP in a claim asserted by the EPA. The number of other PRPs is currently unknown as is the amount of future remedial costs, however, these costs are considered to be material. The Fund's legal counsel has indicated that it is not possible to predict a possible outcome for the claim, however, the Fund is contractually committed to pay a portion of the first phase of the cleanup. The Fund's share of this is approximately $ 100,000 which was accrued at August 31, 1999. The Fund intends to vigorously resist this claim.


5
----------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS

         Transactions in fund shares were as follows:

                                                                        Years Ended August 31,
                                                                    1999                       1998
                                                         ----------------------------------------------------
                                                           SHARES        AMOUNT       Shares       Amount
                                                         ----------------------------------------------------
         Additional shares purchased                            --      $    --       3,713      $  14,997
         Issued to shareholders in reinvestment of
              dividends from net investment income              34           138         13             52
                                                         --------------------------------------------------

         Net increase                                           34      $    138      3,726      $  15,049
                                                         ==================================================

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS

5
----------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS
(CONTINUED)

         The components of net assets at August 31, 1999 and 1998 are as follows:

                                                                                   1999               1998
                                                                              ---------------------------------
         Capital shares - par value $ .01 per share, 4,291,307
              shares and 4,291,273 shares issued and outstanding
              at August 31, 1999 and 1998 (10,000,000 full and
              fractional shares authorized); and capital paid-in              $  16,641,291       $  16,641,153
         Accumulated net realized loss on investment transactions                         -                   -
         Undistributed net realized gain on investment transactions                       -               8,434
         Unrealized appreciation of investments                                     279,984             817,410
         Overdistributed net investment income                                      (97,024)           (126,371)
                                                                             ------------------------------------
                       Net assets                                             $  16,824,251       $  17,340,626
                                                                             ====================================

                                     PART C

                                OTHER INFORMATION

(1) Item 23 - (a)(i) Articles of Incorporation are attached as  Exhibit 23(a)(1)

(ii) Amendment to Articles of Incorporation attached as Exhibit 23(a)(2)

(iii)Amendment to Articles of Incorporation attached as Exhibit 23(a)(3)

     (b)(i) By-Laws are attached as Exhibit 23(b)(1)

(ii) Amendment to By-Laws attached as Exhibit 23(b)(2)

(iii) Amendment to By-Laws attached as Exhibit 23(b)(3)


     (c) None

     (d)(i) Investment Advisery Agreement dated November 30, 1992 attached as
Exhibit 23(d)(1)





--------

1    See infra note 5, pages 13-14

2 This percentage results from applying a fixed fee of $10,000 per year against the Fund's 1999 average asset value. Should the assets increase the percentage will decrease; if they decrease, the percentage will increase proportionately.

3 "Other expenses" include fees for custodian, legal, other professionals, and the directors; insurance; capital stock tax; and miscellaneous expenses. Such expenses are expected to recur without significant change. An exception applies to legal fees which are significantly higher during periods of litigation. Also, certain accruals or payments of recoveries against the Company are considered extraordinary expenses and accordingly are not included in "Other Expenses." To illustrate, during fiscal years ending August 31, 1996 and August 31, 1997, the Company accrued, respectively, $111,000 and $34,000 relative to a single item of environmental litigation. They represented .65% and .20% of average net assets for those years. Had they been included in "Other Expenses" for those years, they would have, for 1996, increased expenses from .37% to .96% and, for 1997, from .37% to .57%. During the fiscal year ending August 31, 1998, the Federal Environmental Protection Agency advanced an additional claim, which because of its materiality, its being non-recurring and atypical to normal business activity, and is not being of a nature normally considered in evaluating operating results, the Board deemed it to be extraordinary. For the fiscal year ending August 31, 1999, the Company accrued expenses of $100,000 in regard to this liability. Had this sum been included in "Other Expenses" for fiscal 1999, it would have increased expenses from .37% to .94%. See "PENDING LEGAL PROCEEDINGS" for a description of the current claim.

4    See infra under "Investment Adviser."

5 To be included in the Lehman Brothers Municipal bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990 and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. The five-year G.O. Index includes bonds with an expected maturity between four and six years.

          (ii) Addendum to advisery agreement dated September 3, 1997, attached as Exhibit 23(d)(2)

     (e) Not applicable

     (f) Not applicable

     (g)(i) Custodian Agreement, dated March 9, 2000 is attached hereto as 23(g)(1)

     (h)(i) Administration Agreement is attached as 23(h)(1)

     (i) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice, attached as 23(i)

     (j)(i) Consent of Henderson, Wetherill, O'Hey & Horsey attached as
23(j)(1).

          (ii) Consent of Beard & Company, Inc. attached as 23(j)(2).

     (k)    None

     (l)    None

     (m)    None

     (n)    None

     (p)    Ethics Code - attached hereto as 23(p)


Item 24.  Not applicable

Item 25. Under the Company's bylaws (see Exhibit 23 b hereto) the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 26. The business of Rittenhouse Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisery Agreement" in the Prospectus constituting Part I of this Registration Statement,which summary is incorporated herein by reference.

Item 27.  Not applicable

Item 28. Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 6 St. Albans Avenue, Newtown Square, Pennsylvania 19073 except records relating to the custody of the Company's assets and the shareholder records which are maintained by Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 29.  Not applicable

Item 30.  Not applicable

                             NRM INVESTMENT COMPANY


                                Power-of-Attorney


     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 7, 1999.


                                                    /s/Francis J. Rainer
                                                    -----------------------
                                                    Francis J. Rainer

                             NRM INVESTMENT COMPANY

                                Power-of-Attorney



     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October , 1999.


                                                    /s/ Joseph V. Somers
                                                    ----------------------
                                                    Joseph V. Somers

                             NRM INVESTMENT COMPANY

                                Power-of-Attorney


     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October , 1999.



                                                    /s/ George W. Connell
                                                    --------------------------
                                                    George W. Connell

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 26, 1999.


                             NRM INVESTMENT COMPANY



                             By: /s/ John H. McCoy
                                 -----------------------
                                 John H. McCoy
                                 President


     Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                      Title                    Date
         ---------                      -----                    ----

     /s/ John H.McCoy            President (Chief              10/26/99
     ------------------------    Executive Officer)
     John H. McCoy

     /s/ Thomas F. Kilcullen     Treasurer(Chief               10/26/99
     -----------------------     Financial and
     Thomas F. Kilcullen         Accounting Officer)
                                 and Secretary


     The Post-Effective Amendment No. 25 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH V. SOMERS
FRANCIS J. RAINER
GEORGE W. CONNELL

                                                                   Date 10/26/99

                                     Part C

                                  EXHIBIT INDEX

Exhibit/Item

(1) Item 23 -  (a)(i)   Articles of Incorporation are attached as
                        Exhibit 23(a)(1)

                  (ii)  Amendment to Articles of Incorporation attached as
                        Exhibit 23(a)(2)

                  (iii) Amendment to Articles of Incorporation attached as
                        Exhibit 23(a)(3)

               (b)(i)   By-Laws are attached as Exhibit 23(b)(1)

                  (ii)  Amendment to By-Laws attached as Exhibit 23(b)(2)

                  (iii) Amendment to By-Laws attached as Exhibit 23(b)(3)


               (c)      None

               (d)(i) Investment Advisery Agreement dated November 30, 1992 attached as Exhibit 23(d)(1)

                  (ii) Addendum to advisery agreement dated September 3, 1997, attached as Exhibit 23(d)(2)

               (e)      Not applicable

               (f)      Not applicable

               (g)(i) Custodian Agreement, dated March 9, 2000 is attached hereto as 23(g)(1)

               (h)(i)   Administration Agreement is attached as 23(h)(1)

               (i) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice, attached as 23(i)

               (j)(i) Consent of Henderson, Wetherill, O'Hey & Horsey attached as 23(j)(1).

                 (ii)   Consent of Beard & Company, Inc. attached as 23(j)(2).

               (k)      None

               (l)      None

               (m)      None

               (n)      None

(2) Item 24  None

(3) Item 25. The indemnity provisions are set forth in section 5 of Ex. 23 (b)1.

(4) Item 26. The business of Rittenhouse Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087. is summarized under "Advisery Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5) Item 27.  Not applicable

(6) Item 28.  Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 6 St. Albans Avenue, Newtown Square, Pennsylvania 19073 except records relating to the custody of the Company's assets and the shareholder records which are maintained by Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907. Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7) Item 29.  Not applicable

(8) Item 30.  Not applicable